AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS	as of March 31, 2026 (unaudited)
	Shares	Value
Long-Term Investment — 96.1%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $26,125,628)	2,598,456	$29,128,688
Short-Term Investment — 2.8%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $845,203)	845,203	845,203

TOTAL INVESTMENTS—98.9% (cost $26,970,831)(wa)		29,973,891

Other assets in excess of liabilities(z) — 1.1%		324,242

Net Assets — 100.0%		$30,298,133

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at March 31, 2026:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
15	3 Month CME SOFR	Sep. 2026	$3,612,563	$2,035
7	2 Year U.S. Treasury Notes	Jun. 2026	1,452,117	(8,851)
				(6,816)
Short Positions:
77	5 Year U.S. Treasury Notes	Jun. 2026	8,329,836	88,119
30	10 Year U.S. Treasury Notes	Jun. 2026	3,331,406	49,576
25	10 Year U.S. Ultra Treasury Notes	Jun. 2026	2,837,891	34,880
33	20 Year U.S. Treasury Bonds	Jun. 2026	3,757,875	76,093
19	30 Year U.S. Ultra Treasury Bonds	Jun. 2026	2,214,688	58,409
				307,077
				$300,261
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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